UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2005

Tejon Ranch Co.

(Exact name of registrant as specified in its charter)

Delaware	1-7183	77-0196136
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 1000, Lebec, California	93243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (661) 248-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 19, 2005, Tejon Ranch Co. (the “Company”) entered into a Registration and Reimbursement Agreement (the “Agreement”). A copy of the Agreement is filed as an exhibit to this Current Report on Form 8-K. The following description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the filed Agreement.

The parties to the Agreement are the Company, Donald Haskell, an individual (“Haskell”), M.H. Sherman Company, a California corporation (“M.H. Sherman”), and Ardell Investment Company, a California corporation (“Ardell”; Haskell, M.H. Sherman and Ardell are each a “Stockholder” and collectively, the “Stockholders”). Under the Agreement, the Company has agreed to use commercially reasonable efforts to prepare and file with the Securities and Exchange Commission a Form S-3 to register the shares of the Company held by the Stockholders (the “Registration Statement”), to cause the Registration Statement to be declared effective under the Securities Act of 1933 (the “Act”) as soon as practicable, and to use commercially reasonable efforts to maintain the effectiveness of the Registration Statement until the earlier of (i) one hundred twenty days from when the Registration Statement is first declared effective under the Act, or (ii) the date on which the Stockholders shall have sold all of the securities registered under the Registration Statement.

The Stockholders have agreed under the Agreement to provide the Company with the content of certain portions of the Registration Statement, to use their commercially reasonable efforts to sell the Shares as soon as reasonably practicable after the effectiveness of the Registration Statement and to reimburse the Company for any and all out-of-pocket expenses incurred by the Company at the request of the Stockholders, as well as any and all actual out-of-pocket attorneys’ and accountants’ fees and expenses and Securities and Exchange Commission filing and blue-sky filing fees incurred by the Company in connection with the proposed sale by the Stockholders of shares of the Company, including the negotiation, drafting and execution of the Agreement and the preparation and filing of the Registration Statement.

The Agreement is being filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company.

Item 8.01	Other Events

On December 19, 2005, Tejon Ranch Co. issued a press release announcing that it had filed a registration statement on Form S-3 with the Securities and Exchange Commission for the sale of 2,191,730 shares of its Common Stock, par value $0.50 per share, or approximately 13% of the outstanding shares of Common Stock, owned by Donald Haskell and two private companies controlled by Mr. Haskell, Ardell Investment Company and M.H. Sherman Company.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description
4.1	Registration and Reimbursement Agreement dated as of December 19, 2005 by and among the Company and Stockholders.

99.1	Press Release dated December 19, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tejon Ranch Co.
(Registrant)

Date December 19, 2005

/s/ Allen E. Lyda
(Signature)
	Name:	Allen E. Lyda
	Title:	Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Registration and Reimbursement Agreement dated as of December 19, 2005 by and among the Company and Stockholders.

99.1	Press Release dated December 19, 2005